TRANSAMERICA SERIES TRUST
Supplement dated February 19, 2010 to the to the Prospectus dated May 1, 2009 and to the Statement of Additional Information dated November 19, 2009, as each has been previously supplemented
Transamerica Templeton Global VP
The Board of Trustees of Transamerica Templeton Global VP (the “Portfolio”) has approved changes to the Portfolio’s name, objective, principal investment strategies and primary risks, as well as Transamerica Investment Management, LLC (“TIM”) serving as the Portfolio’s sole sub-adviser, effective on or about April 30, 2010. These changes are described below.
In addition, the Board has approved reorganizations pursuant to which the Portfolio would acquire all of the assets of, and assume all of the liabilities of, Transamerica Science & Technology VP and Transamerica Munder Net50 VP in exchange for shares of the Portfolio. The reorganizations are subject to the satisfaction of certain conditions. If the closing conditions are satisfied, the reorganizations are expected to occur during the second quarter of 2010.
The Portfolio’s fundamental investment policies will remain unchanged. The investment adviser of the Portfolio, Transamerica Asset Management, Inc. (“TAM”), will also remain the same. New advisory and sub-advisory fee schedules for the Portfolio will be implemented, as described below.
Effective on or about April 30, 2010, Transamerica Templeton Global VP will be renamed Transamerica Diversified Equity VP (the “portfolio”) and the following information supplements and supersedes any contrary information contained in the Prospectus or Statement of Additional Information concerning the portfolio:
OBJECTIVE
The portfolio seeks to maximize capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.
TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio’s portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.
In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:
•	the quality of the management team

•	the company’s ability to earn returns on capital in excess of the cost of capital

•	competitive barriers to entry

•	the financial condition of the company
To achieve the portfolio’s goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.
Consistent with the portfolio’s objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during the time, and it could reduce the benefit from any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

PRIMARY RISKS
Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.
Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.
Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days
Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.
Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Stocks: Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.
Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.
ADVISORY FEE
TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets):

First $500 million	0.73%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%
SUB-ADVISER COMPENSATION
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets):

First $500 million	0.35%
Over $500 million up to $2.5 billion	0.30%
Over $2.5 billion	0.25%, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation*

*	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser.
PORTFOLIO MANAGERS
Edward S. Han
Portfolio Manager (lead)
Edward S. Han is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity, Mid Growth Equity and Concentrated All Cap Growth Equity disciplines. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 16 years of investment experience.

Peter O. Lopez
Portfolio Manager (co)
Peter O. Lopez is Principal, President, Director of Research and Portfolio Manager at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity, Convertible Securities and Flexible Income disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.BA. in Finance and Accounting from the University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 18 years of investment experience.
Gary U. Rollé, CFA
Portfolio Manager (co)
Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 until 1983, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Throughout his 27-year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 42 years of investment experience.
Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.
* * *
Investors Should Retain this Supplement for Future Reference

4